UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

CAPITAL CITY BANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 671-0300

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On April 28, 2014, Capital City Bank Group, Inc. (the “Company”) entered into new annual stock incentive arrangements with each of its named executive officers (the “2014 Plan”). The terms and conditions of the 2014 Plan are materially consistent with the annual stock incentive arrangements that the Company enters into each year with its named executive officers and described in its Annual Report on Form 10-K for the year ended December 31, 2013.

In 2014, the value of any awards paid out under the annual stock incentive arrangements will be paid to the named executive officers 75% in shares of the Company’s common stock and 25% in cash. The Company does not “gross up” the award with an additional cash payment to cover the named executive officer’s tax liability.

The 2014 Plan is administered under the 2011 Associate Incentive Plan approved by the shareowners.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting held on April 29, 2014 were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.	The following directors were elected for a term to expire at the 2017 annual meeting and until their successors are elected and qualified. Messrs. Barron and Drew and Ms. Knox were incumbent directors. Each nominee was elected by the shareowners. The number of votes cast were as follows:

	For	Withheld	Broker Non-Votes
Thomas A. Barron	13,387,563	238,215	1,355,047
J. Everitt Drew	13,535,462	90,316	1,355,047
Lina S. Knox	11,957,378	1,668,400	1,355,047

2.	Shareowners approved, on a nonbinding advisory basis, executive compensation. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
12,565,422	1,054,788	5,568	1,355,047

3.	Shareowners ratified the action of the Audit Committee in selecting and appointing Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014. The number of votes cast were as follows:

For	Against	Abstention
14,909,592	69,612	1,621

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: May 2, 2014	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President and Chief Financial Officer